SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [x]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to (ss.) 240.14a-11(c) or
              (ss.) 240.14a-12

                            Global Income Fund, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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         statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     Date Filed:

                            GLOBAL INCOME FUND, INC.



                    Notice of Annual Meeting of Stockholders




To the Stockholders:

         Notice is hereby given that the 2005 Annual Meeting of Stockholders of Global Income Fund, Inc. (the "Fund") will be held at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York on Wednesday, September 7, 2005 at 10:00 a.m., local time, for the following purpose:

1. To elect to the Board of Directors the Nominee, Bruce B. Huber as a Class III Director.

         Stockholders of record at the close of business on June 30, 2005 are entitled to receive notice of and to vote at the meeting.

                                              By Order of the Board of Directors


                                              /s/ Monica Pelaez

                                              Monica Pelaez
                                              Secretary

New York, New York
July 22, 2005

                            GLOBAL INCOME FUND, INC.



                                 PROXY STATEMENT



                         Annual Meeting of Stockholders
                          to be held September 7, 2005

         This Proxy Statement, dated July 22, 2005, is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of the Global Income Fund, Inc. (the "Fund") to be voted at the 2005 Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York on Wednesday, September 7, 2005 at 10:00 a.m., local time, and at any postponement or adjournment thereof ("Meeting") for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on June 30, 2005 ("Record Date") are entitled to be present and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held, and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. A stockholder may revoke a proxy by delivering to the Fund a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Fund. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Fund had 7,380,979 shares of common stock issued and outstanding. Stockholders of the Fund vote as a single class.

         It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about July 29, 2005. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Fund's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Fund at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-800-937-5449.

Proposal 1:       Election of Director

         The Fund's Board of Directors is divided into five classes with the term of office of one class expiring each year. Acting by unanimous written consent on July 22, 2005, the Board approved the nomination of Bruce B. Huber as a Class III Director to hold office until the 2010 annual meeting and until his successor is duly elected and qualifies. In the event Bruce B. Huber is not duly elected as proposed and qualifies he shall be deemed holding over and shall continue to manage the business and affairs of the Fund as a member of the Board of Directors until his successor is duly elected and qualifies. Bruce B. Huber currently serves as a Class II Director. If he is elected as proposed, the size of the Board will be reduced accordingly from six to five members. Unless otherwise noted, the address of record for the nominee and other Directors and officers is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominee for Class III Director of the Fund.

                                                                                         Number of Portfolios in      Other Public
                                                                                            Investment Company          Company
Name, Principal Occupation, Business Experience for Past Five Years,         Director       Complex Overseen by      Directorships
Address, and Age                                                              Since              Director           Held by Director
-------------------------------------------------------------------------- ------------ -------------------------- -----------------
Non-interested Nominee:
-----------------------
Class III:
BRUCE B. HUBER,  CLU, ChFC, MSFS - He is a Financial  Representative  with     2004                  5                     0
New England  Financial,  specializing  in financial,  estate and insurance matters. He was born on February 7, 1930.

     The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominee listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person of their choice as nominee. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

Vote Required

     As set forth in the Fund's Articles of Incorporation, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is previously approved by the vote of a majority of the Continuing Directors, in which case such action requires (A) if applicable, the proportion of votes required by the Investment Company Act of 1940, as amended (the "1940 Act"), or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion. Inasmuch as the election of the nominee was previously approved by the vote of a majority of the Continuing Directors, a plurality of all the votes cast at the Meeting at which a quorum is present is sufficient to elect the nominee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEE.

     The following table sets forth certain information concerning the other Directors currently serving on the Board of the Fund. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the 1940 Act, is indicated by an asterisk.

                                                                                        Number of
                                                                                      Portfolios in        Other Public
                                                                                        Investment           Company
                                                                                      Company Complex     Directorships
Name, Principal Occupation, Business Experience for Past Five Years,     Director       Overseen by          Held by
Address, and Age                                                          Since          Director            Director
--------------------------------------------------------------------    ----------   ----------------     --------------
Non-interested Directors:
-------------------------
Class I:
PETER K. WERNER - Since 1996 he has taught and directed                    1997             5                   0
many programs at The Governor Dummer  Academy.  Previously,
he was Vice President of Money Market Trading at Lehman
Brothers. He was born on August 16, 1959.

Class II:
JAMES E. HUNT - He is a Managing Director of Hunt Howe                     2004             5                   0
Partners LLC executive recruiting  consultants.  He was
born on December 14, 1930.

Interested Directors:
---------------------
Class IV:
THOMAS B. WINMILL* - He is President,  Chief  Executive                    1997             5            Bexil Corporation
Officer,  and General  Counsel of the Fund, as well as the
other investment  companies  (collectively,  the "Investment
Company Complex") advised by CEF Advisers,  Inc. (the
"Investment  Manager"),  the Investment Manager, and Winmill
& Co. Incorporated and its affiliates ("WCI"). He is a
member of the New York State Bar and the SEC Rules Committee of the Investment  Company  Institute.  He was born on
June 25, 1959.

                                                                                        Number of
                                                                                      Portfolios in        Other Public
                                                                                        Investment            Company
                                                                                      Company Complex      Directorships
Name, Principal Occupation, Business Experience for Past Five Years,     Director       Overseen by           Held by
Address, and Age                                                          Since          Director             Director
--------------------------------------------------------------------    ----------     --------------    ----------------
Class V:
BASSETT S. WINMILL* - He is Chairman of the Board of the                   1997              1           Bexil Corporation
Fund, the Investment Manager, and WCI. He is a member of                                                       and
the New York Society of Security Analysts, the Association                                               Tuxis Corporation
for Investment Management and Research, and the International
Society of Financial Analysts.  He was born on February 10,
1930.

* He is an "interested person" of the Fund as defined in the 1940 Act due to his affiliation with the Investment Manager.
Bassett S. Winmill, Chairman of the Board of the Fund, is the father of Thomas B. Winmill, the President, Chief
Executive Officer, and General Counsel of the Fund.

         The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominee listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

         The Fund has an audit committee, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Fund has a nominating committee the function of which is to identify and evaluate nominees for director and make its recommendations to the Board. The Fund has an executive committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. The Fund has a committee of Continuing Directors to take such actions as are required by the Charter and Bylaws of the Fund. Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act.

         Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth in the following table:

Name and Age                  Principal Occupation During Past 5 years
----------------              --------------------------------------------------
Thomas O'Malley
Born on July 22, 1958         Chief Accounting Officer, Chief Financial Officer,
                              and Vice President since 2005. He also is Chief
                              Accounting Officer, Chief Financial Officer, and
                              Vice President of the Investment Company Complex,
                              the Investment Manager, and WCI. Previously, he
                              served as Assistant Controller of Reich & Tang
                              Asset Management, LLC, Reich & Tang Services, Inc.
                              , and Reich & Tang Distributors, Inc. He is a
                              certified public accountant.
William G. Vohrer
Born on August 17, 1950       Treasurer since 2001. He also is Treasurer of the
                              Investment Company Complex, the Investment Manager
                              , and WCI. From 1999 to 2001, he consulted on accounting matters.

Marion E. Morris
Born on June 17, 1945          Senior Vice President since 2000. She is also a
                               Senior Vice President of the Investment Company
                               Complex, the Investment Manager, and WCI. She is
                               Director of Fixed Income and a member of the Investment Policy Committee of the Investment
                               Manager. Previously, she served as Vice
                               President of Salomon Brothers, The First Boston
                               Corporation, and Cantor Fitzgerald.

Name and Age                   Principal Occupation During Past 5 Years
-------------                  -------------------------------------------------
Monica Pelaez
Born on November 5, 1971       Vice President, Secretary and Chief Compliance
                               Officer since 2000. She also is Vice President,
                               Secretary and Chief Compliance Officer of the
                               Investment Company Complex, the Investment
                               Manager, and WCI. She is a member of the New
                               York State Bar.

         The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (i) each director, nominee and executive officer and (ii) all directors and executive officers as a group.

Name of Director, Nominee or Officer         Number of Shares         Percent of Outstanding Shares
------------------------------------        ------------------        -----------------------------
Non-interested Nominee:
-----------------------
Bruce B. Huber                                    None                           **

Non-interested Directors:
-------------------------
James E. Hunt                                    6,000                           **
Peter K. Werner                                   586                            **

Interested Directors:
---------------------
Bassett S. Winmill                               3,665*                          **
Thomas B. Winmill                                 504                            **

Officers:
---------
Marion E. Morris                                  None                           **
Thomas O'Malley                                   None                           **
Monica Pelaez                                     None                           **
William G. Vohrer                                 None                           **
                                                 ------                          --

Total shares held by directors and
officers as a group                              10,755                          **
                                                 ======                          ==

* Does not include 3,628 shares held by WCI, of which Mr. Winmill disclaims beneficial ownership.

** Less than 1% of the outstanding shares.

         To the knowledge of the Fund's management, as of the date of the proxy statement, no stockholder beneficially owned 5% or more of the outstanding shares of the Fund.

         The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director and nominee of the Fund and, on an aggregate basis, the Investment Company Complex as of the Record
Date:

                                                                           Aggregate Dollar Range of Equity
                                                                             Securities in All Registered
                                           Dollar Range of Equity          Companies Overseen by Director in
Name of Director, Nominee or Officer       Securities in the Fund              Investment Company Complex
-------------------------------------     ------------------------        -----------------------------------
Non-interested Nominee:
-----------------------
Bruce B. Huber                                    None                               None

Non-interested Directors:
-------------------------
James E. Hunt                               $10,001 - $50,000                   $10,001 - $50,000
Peter K. Werner                                $1 - $10,000                        $1 - $10,000

Interested Directors:
---------------------
Bassett S. Winmill                          $10,001 - $50,000                     over $100,000

                                                                           Aggregate Dollar Range of Equity
                                                                             Securities in All Registered
                                           Dollar Range of Equity          Companies Overseen by Director in
Name of Director, Nominee or Officer       Securities in the Fund              Investment Company Complex
-------------------------------------     ------------------------        -----------------------------------
Thomas B. Winmill                              $1 - $10,000                       over $100,000

     Currently, the Fund pays its Directors who are not "interested persons" or affiliated with the Investment Manager, an annual retainer of $1,000, and a per meeting fee of $1,000, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing or retirement plan. The Fund had four regular Board meetings, four special Board meetings, two audit committee meetings, three special committee meetings, one nominating committee meeting and no executive committee meeting during the Fund's most recently completed full fiscal year ended December 31, 2004. Each Director attended all Board and committee meetings held during such periods during the time such Director was in office.

         The aggregate amount of compensation paid to each Director and nominee by the Fund and by the other investment companies in the Investment Company Complex for which such Director or nominee was a board member (the number of which is set forth in parenthesis next to the Director or nominee's name) for the year ended December 31, 2004, is as follows:

Name of Director or Nominee
(Current Total Number of             Aggregate Compensation         Total Compensation from the Fund
Investment Companies)*                   from the Fund               and Investment Company Complex
----------------------------        ------------------------       ----------------------------------
Non-interested Nominee:
-----------------------
Bruce B. Huber (5)                         $2,550                             $16,000

Non-interested Directors:
-------------------------
James E. Hunt (5)                          $6,675                             $23,000
Peter K. Werner (5)                        $9,800                             $19,250

Interested Directors:
----------------------
Bassett S. Winmill (1)                      None                                None
Thomas B. Winmill (5)                       None                                None

* During the fiscal year 2004 there were five investment companies managed by the Investment Manager and its affiliated investment adviser.

         The Investment Manager, located at 11 Hanover Square, New York, New York 10005, is a wholly-owned subsidiary of WCI, a publicly-owned company whose securities are traded over-the-counter. During the fiscal year ended December 31, 2004, the Fund paid the Investment Manager investment management fees of $213,755. Bassett S. Winmill, a Director of the Fund, may be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, a controlling person of the Investment Manager.

         During the fiscal year ended December 31, 2004, the following sales of securities of the Investment Manager's parent, WCI, were made by a director or nominee for director of the Fund:

                                                                                  Approximate Percentage of
Name and Principal Position         Acquired or Disposed      Number of Shares        Outstanding Shares
----------------------------       ---------------------     -----------------   ---------------------------
Bassett S. Winmill                       Disposed                10,000                    0.66%
Chairman                                 Disposed                   400                    0.03%
                                         Disposed                 9,390                    0.62%
                                         Disposed                 7,476                    0.50%

Board of Directors' Annual Approval of the Investment Management Agreement

         The investment management agreement between the Fund and the Investment Manager generally provides that the agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

         In considering the annual approval of the agreement between the Fund and the Investment Manager, the Board of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Board for a meeting held in March 2005 to specifically consider the renewal of the agreement. Such information included, among other things, the following: information comparing the management fee of the Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager's results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager's management of relationships with the custodian, transfer agent, and fund accountant; the resources devoted to the Investment Manager's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; and the terms of the agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

         The Board of Directors also considered the nature, extent and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager's management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the agreement. The Board also took into account the time and attention to be devoted by management to the Fund and the other funds in the complex. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the Investment Manager were appropriate to fulfill effectively its duties on behalf of the Fund.

         The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, the Board considered the Investment Manager's in-house research capabilities as well as other resources available to the Investment Manager personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund and related investment management clients. The Board concluded that the Investment Manager's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

         In its review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund's performance to that of similar peer groups. After reviewing this information, the Board concluded that the Fund has performed within a range that the Board deemed competitive. With respect to its review of investment management fees, the Board considered information comparing the Fund's management fee and expense ratio to those of comparable funds with similar management fee characteristics. This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the fund industry. In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund's expense ratio is within a higher range, it is competitive with comparable funds in light of the quality of services received.

         In addition to the factors mentioned above, the Board reviewed the level of the Investment Manager's profits in providing investment management and related services for the Fund and for all the funds in the Investment Company Complex. In addition, the Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources. The Board concluded that in light of the services rendered, the profits realized by the Investment Manager are not unreasonable.

         The Board did not consider any single factor as controlling in determining whether or not to renew the agreement. Nor are the items described herein all the matters considered by the Board. In assessing the information provided by the

Investment Manager and its affiliates, the Board also took into consideration the benefits to shareholders of investing in a fund that is part of a family of funds which provides a large variety of shareholder services.

         Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Board concluded that the approval of the agreement, including the fee structure, is in the interests of shareholders.

Audit Committee Report

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Fund's financial reporting practices. The purposes of the Audit Committee are (i) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (iii) to act as a liaison between the Fund's independent auditors and the full Board of Directors. The Audit Committee met twice in fiscal 2004.

         The Committee reported that at the meeting of the Audit Committee held on February 24, 2005 the Audit Committee recommended the retention of Tait, Weller & Baker ("Tait, Weller") as the independent registered public accounting firm ("IRPAF") for the Funds. In connection therewith, the Audit Committee met with Mr. DeVerter of Tait, Weller to review the results of the 2004 audit, including the Report on Internal Controls. The Committee received letters from Tait, Weller with respect to Tait, Weller's professional standards and its independence. In its independence letter, Tait, Weller stated that, in addition to the Investment Company Complex, it serves as the IRPAF for Tuxis Corporation and Winmill & Co. Incorporated and its subsidiaries; nonetheless, Tait, Weller believes it is independent of the Fund within the meaning of the federal securities laws. In addition, the Audit Committee reviewed Tait, Weller's proposed fees with respect to the audit of the Investment Company Complex.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee Members are: Bruce B. Huber, James E. Hunt, and Peter K. Werner, chair. The Audit Committee members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange.

         Tait, Weller has been selected as IRPAF for the Fund for the fiscal period commencing January 1, 2005. Tait, Weller also acts as IRPAF of the Investment Manager, WCI, and the Investment Company Complex. Apart from its fees received as IRPAF, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Fund or its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         The Fund's financial statements for the fiscal years ended December 31, 2003 and 2004 were audited by Tait, Weller. The following table sets forth the aggregate fees billed for professional services rendered by Tait, Weller:

 Fiscal Year Ended                                                                   All         Aggregate Non-
   December 31           Audit Fees      Audit-Related Fees       Tax Fees        Other Fees       Audit Fees*
-------------------     ------------    --------------------     ----------      ------------   ----------------
     2003                 $16,250            $1,000                $3,250            $0              $41,000
     2004                 $16,500            $1,000                $3,500          $3,500            $38,750

* Tait, Weller also provides audit and non-audit services to the Investment Manager, WCI, and the Investment Company Complex. The Audit Committee has considered the provision of these services and has determined such services to be compatible with maintaining Tait, Weller's independence.

         Pursuant to the Fund's Audit Committee Charter, the Audit Committee shall consider for pre-approval any non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's investment manager, if any, which have a direct impact on Fund operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting.

Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (i) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (ii) such services were not recognized as non-audit services at the time of the engagement, and (iii) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit. See Appendix B for a copy of the most recent Audit Committee Charter.

Nominating Committee

     The Board of Directors has a Nominating Committee composed of three independent Directors. The members of the Nominating Committee are Messrs. Bruce
B. Huber, James E. Hunt, and Peter K. Werner. The Nominating Committee generally meets once annually to identify and evaluate nominees for director and make recommendations to the Board.

         The Fund's Board of Directors adopted a charter for its Nominating Committee. Pursuant to the Charter, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee may consider candidates as Directors submitted by current Directors, the Fund's investment adviser, Fund stockholders and other appropriate sources. The Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Nominating Committee will not consider self-nominated candidates.

         The Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee are included in the Charter. The Charter was included in the appendix to the Fund's proxy statement filed during the fiscal year 2004.

         The Fund's Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors of the Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. The Fund currently has no policies regarding Director attendance at Board meetings. The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Fund to the Directors during the Fund's fiscal year ended in 2004, the aggregate compensation paid to the Directors during calendar year 2004 by all of the investment companies in the Investment Company Complex, and the total number of investment companies in the Investment Company Complex as to which the Directors are a director and the number of investment portfolios as to which the Directors are directors, are set forth above. Neither the Fund nor any other investment company in the Investment Company Complex provides compensation in the form of pension or retirement benefits to any of its directors.

                             ADDITIONAL INFORMATION

         The Fund's Board of Directors has continuously availed itself of methods specifically provided by, or consistent with, Maryland law and the 1940 Act to protect the Fund and its stockholders. Accordingly, the Fund currently has provisions in its Charter and Bylaws (collectively, the "Governing Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's directors or stockholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Fund is also subject to certain Maryland law provisions, including those which have been enacted since the inception of the Fund, that make it more difficult for non-incumbents to gain control of the Board. In 2003, the Fund's Board amended and restated the Bylaws of the Fund. In doing so, the Board consulted with counsel to the Fund and Maryland counsel to the Fund and elected to become subject to various provisions of the Maryland General Corporation Law (the "MGCL"). The Board also adopted a Conflict of Interest and Corporate Opportunities Policy applicable to its disinterested directors, a current copy of which is included as Appendix A to this proxy statement.

         At the Meeting, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting is sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chair of the meeting may adjourn the meeting to a later date and time not more than 120 days after the original record date without any other notice other than announcement at the Meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

         In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their beneficial owners. The Fund will bear the cost of soliciting proxies. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Fund's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Fund's transfer agent at 1-800-937-5449. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority;  Submission Deadlines for Stockholder Proposals

         Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Fund's Bylaws provide that a stockholder of record may nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, provided generally that written notice be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a record stockholder nomination or proposal intended to be considered at the 2006 Annual Meeting must be received by the Secretary no earlier than March 31, 2006 nor later than April 30, 2006. Proposals should be mailed to the Fund, to the attention of the Fund's Secretary, Monica Pelaez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Fund's 2006 Proxy Statement, we must receive it on or before March 31, 2006 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the MGCL and must be submitted in accordance with the Fund's Bylaws.

Compliance with Section 16(a) Beneficial Ownership Reporting

         Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Fund's directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Fund's review of the copies of such forms it receives, the Fund believes that during the calendar year ended 2004, such persons complied with all such applicable filing requirements.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

         Please advise the Fund's transfer agent American Stock Transfer & Trust Company at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

                                   APPENDIX A

                            GLOBAL INCOME FUND, INC.

            CONFLICT OF INTEREST AND CORPORATE OPPORTUNITIES POLICY

         In order to enable the Global Income Fund, Inc. (the "Fund") to maintain the highest standards of corporate governance, generally each Disinterested Director (as defined below) should be free of relationships, activities or interests which conflict with, or appear to conflict with, the interests of the Fund or may deprive the Fund and its stockholders of the loyalty of and fair dealing by its Disinterested Directors. In furtherance of these goals, the Board of Directors of the Fund (the "Board") has adopted a formal Conflict of Interest and Corporate Opportunities Policy to generally preclude any material conflicts or improprieties with respect to actions of the individual Disinterested Directors.

I. Conflicts of Interest:

         A. A Disinterested Director shall not use corporate property, information or position in a manner that constitutes a material Conflict of Interest or otherwise knowingly engage in a conflict of interest.

         B. A "Conflict of Interest" means a personal interest of a Disinterested Director that interferes, or appears to interfere, in any way with the interests of the Fund as a whole. A conflict of interest includes, without limitation:

                  1. An interest that has the potential to make it difficult for a Disinterested Director to perform his or her duties objectively;

                  2. The receipt of improper personal benefit
                  (i.e., a benefit not received by all other similarly situated directors or officers or the stockholders of the Fund) from the Fund by a Disinterested Director (or a family member of a Disinterested Director) resulting from the Disinterested Director's position with the Fund; and

         C. A "Disinterested Director" means a Director who is not an Interested Person with respect to the Fund.

         D. An "Interested Person" has the meaning stated in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

         E. A "Family Member" of a Disinterested Director means:

                  1. The spouse, parent, child, grandchild or sibling of a Disinterested Director or of the spouse of any of the foregoing;

                  2. An individual having the same home as a Disinterested Director; or

                  3. A trust or estate of which an
                  individual specified in this Section E is a substantial beneficiary; or

                  4. Trust, estate, incompetent, conservatee or minor of which the Disinterested Director is a fiduciary.

         F. A Disinterested Director who has a conflict of interest or potential conflict of interest shall report in writing to the Secretary of the Fund within five days from the date on which the Disinterested Director knew or reasonably should have been expected to have learned or known of the potential conflict. The Secretary of the Fund shall distribute the report to each director and the conflict report shall be filed with the minutes of the next regular or special meeting of the Board.

II. Confidentiality: A Disinterested Director shall maintain confidentiality of information entrusted to him or her by the Fund, except when disclosure is specifically authorized or legally mandated. Confidential information consists of all non-public information that may be of use to competitors or harmful to the Fund if disclosed.

III. Fair Dealing: A Disinterested Director, taking action in his or her capacity as a Disinterested Director or on behalf of any entity with which the Disinterested Director is affiliated, shall not take unfair advantage of the Fund, its stockholders or any of the directors or officers, through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other practices that would constitute unfair dealing.

IV. Corporate Opportunities: A Disinterested Director shall not take for himself or herself personally an opportunity that the Fund could realistically expect to obtain and develop and is discovered through the use of corporate property, information or position unless the Disinterested Director has presented the opportunity to the Board in writing and the Board has rejected the opportunity. The written opportunity report shall be filed with the minutes of the next regular or special meeting of the Board.

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER
                            (as amended June 8, 2005)


1. The Audit Committee shall have a minimum of three members and shall consist of all Board members who are "independent directors" in accordance with the American Stock Exchange rules.

2.       The purposes of the Audit Committee are:

         a. to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

         b. to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

         c. to act as a liaison between the Fund's independent auditors and the full Board of Directors.

         The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not necessarily, and do not necessarily represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the review of the Fund's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

         a. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment manager (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

         b. to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

         c. to meet with the Fund's auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Fund;

         d. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

         e. to review the audit and non-audit services provided to the Fund by the auditors and the fees charged for such services;

         f. to consider for pre-approval any non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's investment manager, if any, which have a direct impact on Fund operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

         g. to review the status of the Audit Committee members to determine if any of them may be considered a "financial expert" as defined in
         Section 407 of the Sarbanes-Oxley Act of 2002 and make recommendations regarding the "financial expert" determination to the full Board;

         h. to receive copies of any complaints received by the Fund regarding accounting, internal accounting controls or auditing matters and review such complaints, and take appropriate actions, if any. The Committee shall ensure that any such complaints received from employees of the Fund or the Fund's investment manager are treated on a confidential basis and that such submissions need not identify the submitting employee by name;

         i. to investigate improprieties or suspected improprieties in Fund operations; and

         j. to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall regularly meet with the Fund's management, including financial personnel.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, and shall have the discretion to institute investigations of improprieties or suspected improprieties and is vested with authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8.       The Fund must certify to the American Stock Exchange ("AMEX") that:

         a. It has adopted this formal written Charter and the Audit Committee annually reviewed and reassessed the adequacy of this Charter;

         b. It has and will continue to have an Audit Committee of at least three members, comprised solely of independent directors to the extent required by AMEX rules, each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee; and

         c. It has at least one member of the Audit Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

           ANNUAL MEETING OF STOCKHOLDERS OF GLOBAL INCOME FUND, INC.
                               September 7, 2005

Please detach along perforated line and mail in the envelope provided Please date, sign and mail your proxy card in the envelope provided as soon as possible.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE
                                  AS DIRECTOR.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


1. To elect to the Board of Directors the Nominee, Bruce B. Huber as a Class III Director.

                                        NOMINEE:

[   ]    FOR                                     Bruce B. Huber as a
[   ]    WITHHOLD AUTHORITY                      Class III Director


(Instructions: To withhold authority to vote for the nominee, write the nominee's name in the space provided below.)

         -----------------------------------

               If no instructions are given on a proposal, the proxies will vote FOR the proposal, in accordance with the Fund Board's recommendations.


               Your vote is important! Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope.


To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder _____Date:_____Signature of Stockholder _____Date:____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                   PROXY CARD
                            GLOBAL INCOME FUND, INC.

This proxy is solicited by and on behalf of the Fund's Board of Directors for the Annual Meeting of Stockholders on September 7, 2005, and at any postponement or adjournment thereof.

The undersigned stockholder of Global Income Fund, Inc. (the "Fund") hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2005 Annual Meeting of Stockholders to be held at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York on Wednesday, September 7, 2005 at 10:00 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the nominee as proposed in the Proxy Statement and in any event in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

                (Continued and to be signed on the reverse side)